UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 1, 2005

                     CITIGROUP DIVERSIFIED FUTURES FUND L.P.
                -------------------------------------------------
             (Exact name of registrant as specified in its charter)


   New York                      333-117275                 13-4224248
--------------              ---------------------       ------------------
(State or other               (Commission File              IRS Employer
jurisdiction of                   Number)                Identification No.)
incorporation)


                        c/o Citigroup Managed Futures LLC
                        ---------------------------------
                        731 Lexington Avenue - 25th Floor
                        ---------------------------------
                               New York, NY 10022
                               ------------------
              (Address and Zip Code of principal executive offices)


       Registrant's telephone number, including area code: (212) 559-2011
                                                           --------------

                                 Not Applicable
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events

     On August 1, 2005, the Registrant filed a Form 8-K reporting the unregistered sale of units of limited partnership interest on July 1, 2005 and on August 1, 2005. That report was incorrect. In fact, the sales of units on those dates were made pursuant to the Registrant's registered offering and consequently they were not unregistered sales requiring disclosure under Item 3.02.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       CITIGROUP DIVERSIFIED FUTURES FUND L.P.

                                       By: Citigroup Managed Futures LLC,
                                             General Partner



                                       By /s/ David J. Vogel
                                          --------------------------------------
                                           David J. Vogel
                                           President and Director


                                       By /s/ Daniel R. McAuliffe, Jr.
                                          --------------------------------------
                                           Daniel R. McAuliffe, Jr.
                                           Chief Financial Officer and Director


Date: September 26, 2005